SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 24, 2002

SYNBIOTICS CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 0-11303

California	95-3737816
(State or other jurisdiction of incorporation )	(I.R.S. Employer Identification No.)

11011 Via Frontera San Diego, California	92127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 451-3771

Item 5.    Other Events

On September 24, 2002, we announced that Paul A. Rosinack, President and Chief Executive Officer and member of the Board of Directors, and Michael K. Green, Sr. Vice President and Chief Financial Officer, have resigned. We also announced that Keith A. Butler, our Corporate Controller, has been appointed to Vice President and Chief Financial Officer, and that a subcommittee of the Board of Directors will assume executive duties until a new Chief Executive Officer is selected.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

a)	Financial statements of businesses acquired

Not applicable.

b)	Pro forma financial information

Not applicable.

c)	Exhibits

99	Press release dated September 24, 2002 entitled “Synbiotics Announces Management Changes”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNBIOTICS CORPORATION

/s/ KEITH A. BUTLER
Keith A. Butler Vice President—Finance and Chief Financial Officer
Date: October 2, 2002

EXHIBIT INDEX

Exhibit No.	Exhibit
99	Press release dated September 24, 2002 entitled “Synbiotics Announces Management Changes”.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

EXHIBITS

TO

FORM 8-K

UNDER

SECURITIES EXCHANGE ACT OF 1934

SYNBIOTICS CORPORATION